SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

[X]    Filed by the Registrant
[ ]    Filed by a Party other than the Registrant

Check the Appropriate Box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2)
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material under Rule 14a-12

                              --------------------

                                TURBOSONIC TECHNOLOGIES, INC.
                      (Name of Registrant as Specified in its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

                              --------------------

Payment of Filing Fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

       1)       Title of each class of securities to which transaction applies:

                _______________________________________________________________

       2)       Aggregate number of securities to which transaction applies:

                _______________________________________________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                _______________________________________________________________

       4)       Proposed maximum aggregate value of transaction:

                _______________________________________________________________

       5)       Total fee paid:

                _______________________________________________________________

[ ]    Fee paid previously with preliminary materials
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:_________________________________________________
2)     Form, Schedule or Registration No.______________________________________
3)     Filing Party:___________________________________________________________
4)     Date Filed:_____________________________________________________________

                          TURBOSONIC TECHNOLOGIES, INC.
                         550 Parkside Drive, Suite A-14
                                Waterloo, Ontario
                                 Canada N2L 5V4


                               ------------------

                            NOTICE OF ANNUAL MEETING

                                       OF

                                  SHAREHOLDERS

                               ------------------



Dear Shareholders,


         On Wednesday, December 6, 2000, TurboSonic Technologies, Inc. will hold its Annual Meeting of Shareholders at the Waterloo Inn, 475 King Street North, Waterloo, Ontario, Canada. The meeting will begin at 10:00 a.m.

         Only shareholders that own shares of common stock at the close of business on November 8, 2000 can vote at this meeting. At the meeting we will

         o    Elect a Board of Directors,

         o Approve the appointment of our independent auditors for fiscal year 2001, and

         o    Attend to any other business promptly brought before the meeting.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS OUTLINED IN THIS PROXY STATEMENT.


                                                      /s/ Patrick J. Forde

                                                      Patrick J. Forde
                                                      Secretary

                                TABLE OF CONTENTS

                                                                            PAGE

Questions and Answers .........................................................3

Proposals You May Vote On .....................................................5

Nominees for the Board of Directors ...........................................6

Statement of Corporate Governance .............................................7

Executive Compensation ........................................................8

Certain Relationships .........................................................8

Holders of 5% or More of our Stock; Directors and Officers' Ownership
  of our Stock ................................................................9

Section 16(a) Beneficial Ownership Reporting Compliance ......................10

                              QUESTIONS AND ANSWERS

Q:     WHO IS SOLICITING MY VOTE?

A: This proxy solicitation is being made and paid for by TurboSonic Technologies, Inc.


Q:     WHEN WAS THE PROXY STATEMENT MAILED TO SHAREHOLDERS?

A: This proxy statement was first mailed to shareholders on or about November 9, 2000.


Q:     WHAT MAY I VOTE ON?

A:     (1) the election of nominees to serve on our Board of Directors; and

       (2) the approval of the appointment of our independent auditors for fiscal year 2001:

Q:     HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A: The Board recommends a vote FOR each of the nominees and a vote FOR the appointment of Ernst & Young LLP as independent auditors for fiscal year 2001.


Q:     WHO IS ENTITLED TO VOTE?

A:     Shareholders as of the close of business on November 8, 2000 (the Record
       Date) are entitled to vote at the Annual Meeting.


Q:     HOW DO I VOTE?

A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals. You have the right to revoke your proxy at any time before the meeting by

       (1) notifying our Secretary, Patrick J. Forde, at our address shown above,

       (2)  voting in person, or

       (3)  returning a later-dated proxy card.


Q:     WHO WILL COUNT THE VOTE?

A: Representatives of our transfer agent, American Stock Transfer & Trust Company, will count the votes.


Q:     IS MY VOTE CONFIDENTIAL?

A: Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to American Stock Transfer & Trust Company, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit American Stock Transfer & Trust Company to tabulate and certify the vote, and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

Q:     HOW MANY SHARES CAN VOTE?

A. As of November 8, 2000, 10,000,000 shares of common stock were issued and outstanding. Every holder of common stock is entitled to one vote for each share held.


Q:     WHAT IS A QUORUM?

A: A "quorum" is a majority of the outstanding shares of common stock. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. A proposal must receive more than 50% of the shares voting to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. An abstention has the same effect as a vote AGAINST a proposal. A WITHHELD vote will be counted for quorum purposes. However, a WITHHELD vote is not deemed present for purposes of determining whether shareholder approval has been obtained.


Q:     WHO CAN ATTEND THE ANNUAL MEETING:

A: All shareholders on November 8, 2000 can attend. If your shares are held through a broker and you'd like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will permit you to attend the meeting.

Q:     HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A: We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to Edward F. Spink, our chairman, and Patrick J. Forde, our Secretary, to vote on such matters at their discretion.

Q:     WHO ARE THE LARGEST PRINICPAL SHAREHOLDERS?

A: As on November 8, 2000, Dr. Donald R. Spink, Sr., and his related entities, owned 3,314,432 shares (33.1%) of either TurboSonic Technologies, Inc. Common Stock or exchangeable shares of Sonic Canada, Inc., a wholly owned subsidiary of TurboSonic, which by their terms, are convertible into a like number of shares of our common stock. Canadian Venture Founders owned 1,334,999 shares of Sonic Canada common stock (13.3%).

Q:     WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING DUE?

A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Patrick J. Forde, our Secretary, at the address shown above, prior to August 8, 2001.


Q:     CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE COMPANY?

A: As a shareholder, you may recommend any person as a nominee for director by writing to our Chairman, Edward F. Spink, at our address shown above. Recommendations must be received prior to August 31, 2001 for the 2001 Annual Meeting. They must be accompanied by the name, residence and business address of the nominating shareholder. They must include a representation that the shareholder is a record holder of our common stock or holds the stock through a broker. They must state the number of shares held. The recommendations must include a representation that the shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting. They must include information regarding each nominee that would be required to be included in a proxy statement. They must also include a description of any arrangement or understanding between and among the shareholder and each and every nominee. Finally, the recommendations must include the written consent of each nominee to serve as a director, if elected.

                            PROPOSALS YOU MAY VOTE ON

ELECTION OF DIRECTORS

         There are currently four members of the Board of Directors. All four current members of the Board of Directors are nominees for election this year:
Dr. Donald R. Spink, Sr., Edward F. Spink, Patrick J. Forde and Richard H. Hurd. All directors are elected annually, and serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. If any director is unable to stand for re-election at this meeting, the Board may reduce the Board's size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

         The Audit Committee has recommended, and the Board has appointed, Ernst & Young LLP as our independent auditors for the 2001 fiscal year (July 1, 2000 through June 30, 2001) subject to your ratification.

         Audit services provided by Ernst & Young during fiscal 2000 included an audit of our financial statements. They reviewed our Annual Report filed with the SEC and certain other filings that we made with the SEC and certain other government agencies. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters.

         A representative of Ernst & Young LLP is expected to attend the Annual Meeting. He or she will have the opportunity to speak at the meeting if he or she wishes and will also respond to appropriate questions.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLC AS INDEPENDENT AUDITORS FOR FISCAL 2001.

                       NOMINEES FOR THE BOARD OF DIRECTORS

         EDWARD F. SPINK

                                                  DIRECTOR SINCE 1997
         AGE 46

Edward F. Spink has served as our President from August 27, 1997, the date upon which Turbotak and Sonic Environmental Systems were combined to form TurboSonic, to June 15, 1999. On that date, the Board elected him as its Chairman and as our chief executive officer. Prior thereto and from 1995, he was President and a director of Turbotak. Mr. Spink served as Vice President-Operations of Turbotak from 1989 to 1995.

         PATRICK J. FORDE

                                                  DIRECTOR SINCE 1997
         AGE 67

Patrick J. Forde has been our Secretary/Treasurer since the combination of Turbotak and Sonic. He was elected as our President on June 15, 1999, succeeding Edward F. Spink. Prior thereto and from 1986, he was a director of Turbotak. Mr. Forde has served as Vice President-Corporate Planning for Turbotak since 1996. He was chairman and chief executive officer of Borg Textile Corporation from 1982 to 1995. He is president and owner of Glencree Investments, Inc., chairman of the board of Waterloo Scientific, Inc. and serves as a director of several private companies.

         RICHARD H. HURD

                                                  DIRECTOR SINCE 1993
         AGE 63

Richard H. Hurd served as Sonic's president from August 1993 to August 1997 and as its Treasurer from April 1994 to August 1997. From July 1996 until its combination with Turbotak, Sonic operated as a debtor-in-possession under Chapter 11 of the Federal Bankruptcy Code. Mr. Hurd has been President and sole owner of RHB Capital Company, Inc., a financial consulting company since 1987. He is also co-Managing Director of Genuine Article Publishing Group, LLC, a publisher of children's books.

         DR. DONALD R. SPINK, SR.

                                                  DIRECTOR SINCE 1997
         AGE 77

Dr. Donald R. Spink, Sr. served as Chairman of the Board from August 27, 1997 until his resignation on June 15, 1999. He continues to serve as a director and, upon request, as a technical advisor. Prior thereto and from 1976 he was chairman of Turbotak.

                        STATEMENT OF CORPORATE GOVERNANCE

         Our business is managed under the direction of the Board of Directors. The Board delegates the conduct of business to the Company's senior management team.

         Our Board usually meets three to four times a year in regularly scheduled meetings. It may meet more often if necessary. The Board held one meeting in fiscal 2000. The Chairman usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings. Board members may raise other matters at the meetings.

         The Board considers all major decisions. The Board has established two standing committees, an Audit Committee and a Compensation Committee which is responsible for oversight and administration of executive compensation.

         The Audit Committee is charged with the review of the activities of our independent auditors including, but not limited to, fees, services and audit scope. The Audit Committee, which is composed of Messrs. Forde and Hurd, held one meeting in fiscal 2000.

         The Compensation Committee is responsible for oversight and administration of executive compensation. The Compensation Committee, which is composed of Messrs. Donald Spink and Hurd, held one meeting in fiscal 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         Set forth below is the aggregate compensation paid to Edward F. Spink, our chief executive officer, during the fiscal year ended June 30, 2000 and 1999. No other executive officer received compensation higher than that paid to Edward F. Spink during the fiscal year.

                                                                                           Long Term
                                                     Annual Compensation              Compensation Awards
                                               ---------------------------------    ------------------------
                                                                                                  Number
                                                                                                  of
 Name and                         Year                                              Restricted    Options
 Principal                        Ended          Fiscal                             Stock         and
 Position                         June 30        Salary          Commissions        Awards        Warrants
 --------                         ----------     ------------    ---------------    ----------    ----------
 Edward F. Spink                  2000           $67,797         $11,156 (2)            -         50,000
     CEO                          1999           $66,243 (1)     $ 3,505 (1)            -             -
                                  1998           $30,754         $52,231                -             -

-------------
(1) Commissions represent a fixed percentage of sales recorded in each fiscal year. Effective July 1, 1998, Edward F. Spink's compensation was revised to include a base salary of $100,000 Canadian (US $63,000 at $1.47) plus a discretionary bonus to be determined at the end of each fiscal year by the Board of Directors.

(2) Effective July 1, 1999, Mr. Spink's compensation was revised to include a sales commission on Scrubber System sales rather than the discretionary bonus.

OPTION AND WARRANT GRANTS IN FISCAL 2000

                          Number of Shares               % of Total
                         Underlying Options         Options and Warrants      Exercise         Expiration
                        and Warrants Granted        Granted to Employees        Price             Date
                       ------------------------    -----------------------    ----------    -----------------
Edward F. Spink                50,000                       10%                 0.40        October 15, 2006



AGGREGATE OPTION AND WARRANT EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUES

                                                          Number of Securities          Value of Unexercised
                                                         Underlying Unexercised         In-the-Money Options
                 Number of Shares          Value         Options or Warrants at             and Warrants
               Acquired On Exercise       Received          Fiscal Year End              At Fiscal Year End
              -----------------------    -----------    -------------------------     --------------------------
                                                        Exercisable   Unexercisable   Exercisable  Unexercisable
                                                        -----------   -------------   -----------  -------------
Edward F. Spink           0                 $0.00            0           50,000          $0.00        $14,350



         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Edward F. Spink is Dr. Donald R. Spink, Sr.'s son.

         On October 21, 1998 and January 4, 1999, Dr. Donald Spink and Mr. Patrick Forde, respectively, lent us an aggregate of $130,190. These loans are repayable two years from the date of the loans, bear interest at 10% per annum and are collateralized by a lien upon and security interest in substantially all of our assets. As an inducement to advance us these sums, Dr. Donald Spink and Mr. Patrick Forde were granted warrants to purchase an aggregate of 200,000 shares of our common stock at an initial exercise price of $0.50 through October 31, 2000, increasing to $0.75 thereafter through October 31, 2002 and to $1.00 thereafter through October 31, 2003, respectively. The warrants, whose initial exercise price was greater than the market price of our common stock on the date such warrants were granted, expire on the earlier of October 31, 2003 or 30 days after our common stock has closed at a price per share above $1.50 for 10 consecutive trading days on the OTC Bulletin Board. On July 10, 2000, the loan and warrant agreements between us and Dr. Spink and Mr. Forde were amended to extend the repayment of the loans to three years from the date of the loans. The warrants originally issued to them were amended by extending the various exercise dates by one year and the "...10 consecutive trading days ..." to 30 days. As an inducement to agree to such amendments, we issued additional warrants to purchase an aggregate of 200,000 shares of our common stock at an exercise price of $0.5625 per share, being equal to the then market price of our common stock to Dr. Spink and Mr. Forde. These warrants, which have the same terms as the original warrants, are exercisable between October 21, 2000 and October 20, 2003.

                       HOLDERS OF 5% OR MORE OF OUR STOCK:
                 DIRECTOR'S AND OFFICER'S OWNERSHIP OF OUR STOCK

         The following table shows how much stock each of our directors and named executive officers owned as of November 8, 2000 and also how much stock was reportedly owned by entities owning 5% or more of our stock as of November 8, 2000. The table also includes vested option or warrant shares (as of November 8, 2000) that are exercisable within 60 days. Shares held in family trusts or held in partnerships where the director or officer is a general partner or exercises voting control are included in the table.


                                      Amount And
       Name of                         Nature of
       Beneficial Owner or             Beneficial             Approximate
       Identity of Group             Ownership(1)             Percentage
       -------------------          ----------------          -----------
Dr. Donald R. Spink, Sr.*           3,514,432(2)(5)              32.2%

Edward F. Spink*                      447,838                     4.1%

Patrick J. Forde*                     869,158(3)(5)               8.0%

Richard H. Hurd**                     213,938(4)                  2.0%

Canadian Venture Founders           1,334,979                    12.2%
    293 Church Street
    Oakville, Ontario L6J 1N9
    Canada

All executive officers              5,045,366(2)-(5)             46.3%
    and directors as a
    group (4 persons)

---------
*        550 Parkside Drive, Suite A-14, Waterloo, Ontario N2L 5V4, Canada.
**       11 Melanie Lane, Unit 22A, East Hanover, NJ  07936.
(1) Includes shares of Sonic Canada Inc., our wholly owned subsidiary, which by their terms are convertible at any time into a like number of shares of our common stock ("Sonic Canada Shares").
(2) Includes 2,986,687 Sonic Canada Shares owned by Canadian numbered corporation, over which shares Dr. Spink exercises voting control.
(3) Includes 507,642 Sonic Canada Shares owned by the Patrick and Joan Forde Family Trust.
(4) Includes 1,195 shares owned by Mr. Hurd's spouse, as to which Mr. Hurd disclaims any beneficial ownership; also includes 100,000 shares issuable upon exercise of an option which was to expire in August 2000 at an exercise price of $1.00 per share, which option was granted pursuant to the Plan. The Board of Directors extended the expiration date for six months to February 27, 2001.
(5) Includes detachable warrants for each of Dr. Donald Spink and Mr. Patrick Forde to purchase 200,000 shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         We believe that during fiscal 2000, all SEC filings of directors, officers and ten percent shareholders complied with the requirements of Section 16 of the Securities Exchange Act. This belief is based on our review of forms filed, or written notice that no forms were required.

                          TurboSonic Technologies, Inc.
                         550 Parkside Drive, Suite A-14
                                Waterloo, Ontario
                                 Canada N2L 5V4



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Edward F. Spink and Patrick J. Forde as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them, to represent and vote, as designated on the reverse side hereof, all the shares of common stock of TurboSonic Technologies, Inc. (the "Company") held of record by the undersigned on November 8, 2000, at the Annual Meeting of Shareholders to be held on Wednesday, December 6, 2000, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                         (To Be Signed on Reverse Side)

1.  Election of Directors:

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list at right)


FOR all Nominees           WITHHOLD AUTHORITY                         NOMINEES:

listed at right              to vote for all                    Edward F. Spink
(except as marked            nominees listed                   Patrick J. Forde
to the contrary                 at right                        Richard H. Hurd
at right)                                              Dr. Donald R. Spink, Sr.

       [-]                         [-]                         [-]

2. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2001.

       FOR  [_]                AGAINST [_]                       ABSTAIN  [_]


3. To transact such other business as may properly come before the meeting.


 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                     ---------------------------------
                                     Signature

                                     Date:
                                          ----------------------------

                                     ---------------------------------
                                     Signature, if held jointly


NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.